United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-21606
(Investment Company Act File Number)

Centaur Mutual Funds Trust
(Exact Name of Registrant as Specified in Charter)

1460 Main Street, Suite 234
Southlake, TX 76092
(Address of Principal Executive Offices)

ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
(Name and Address of Agent for Service)

(303) 623-2577
(Registrant’s Telephone Number)

Date of Fiscal Year End: October 31

Date of Reporting Period: October 31, 2014

Item 1.	Reports to Stockholders.

TABLE OF CONTENTS

Centaur Total Return Fund
Shareholder Letter	1
Performance Update	5
Disclosure of Fund Expenses	6
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	21
Additional Information	22

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Fund and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forwardlooking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

Investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following additional risks: market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, portfolio turnover risk, credit risk, interest rate risk, maturity risk, investment grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk,  valuation risk for non-exchange traded options, and real estate securities risk. More information about these risks and other risks can be found in the Fund’s prospectus. When the Fund sells covered call options, the Fund gives up additional appreciation in the stock above the strike price since there is the obligation to sell the stock at the covered call option’s strike price.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. A redemption fee of 2% of the amount redeemed is imposed on redemptions of Fund shares occurring within one year following the issuance of such shares. An investor may obtain performance data current to the most recent month-end by visiting www.centaurmutualfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. A copy of the prospectus is available at www.centaurmutualfunds.com or by calling Shareholder Services at (1-888-484-5766). The prospectus should be read carefully before investing.

Centaur Total Return Fund	Shareholder Letter
October 31, 2014

Dear Centaur Total Return Fund Investors:

The Fund produced a return of 6.38% for the year ending October 31, 2014. Our primary benchmark, the Dow Jones U.S. Select Dividend Total Return Index, experienced a gain of 15.99% for the same period, while the S&P 500® Total Return Index returned 17.27%.

For the trailing 5-year period ending October 31, 2014, the Fund has produced an annualized return of 12.9% versus the primary benchmark’s return of 18.51% annualized over the same period. The S&P 500® Total Return Index has returned 16.69% annualized for the five years.

For the cumulative period since the Fund’s inception on March 16, 2005, the Fund has returned an annualized 9.82% return versus a 7.21% annualized return over the same period for its benchmark and a 7.89% return for the S&P 500® Total Return Index.

(For the Fund’s most up-to-date performance information, please see our web site at www.centaurmutualfunds.com.)

Performance as of October 31, 2014
Average Annual Total Returns	Past 1 Year	Past 5 Years	Since Inception*
Centaur Total Return Fund	6.38%	12.89%	9.82%
S&P 500® Total Return Index	17.27%	16.69%	7.89%
Dow Jones U.S. Select Dividend Total Return Index	15.99%	18.51%	7.21%

Performance shown is for the period ended October 31, 2014. The performance data quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain more current performance data regarding the Fund, including performance data current to the Fund’s most recent month-end, please visit www.centaurmutualfunds.com. A 2% redemption fee is charged upon redemption of the Fund's shares occurring within one year of the issuance of such shares. The performance data quoted above does not reflect the deduction of the redemption fee and if reflected, the redemption fee would reduce the performance quoted.

The S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks a widely recognized index of common stock prices.

The Dow Jones U.S. Select Dividend Total Return Index is an index of 100 dividend-paying stocks selected according to a methodology developed and administered by Dow Jones & Co. It is not possible to invest in indices (like the S&P 500® Total Return Index and the U.S. Select Dividend Total Return Index) that are unmanaged and do not incur fees and charges.

*	The Fund’s inception date is March 16, 2005.

Total Annual Operating Expenses
	Net Expense Ratio**	Gross Expense Ratio***
Centaur Total Return Fund	2.08%	2.28%

**
The net expense ratio reflects a contractual expense limitation that continues through September 3, 2015. Thereafter, the expense limitation may be changed or terminated at any time. Performance would have been lower without this expense limitation. The Net Expense Ratio above does not correlate to the ratio of total expenses provided in the Financial Highlights table of the Fund’s Annual Report for the year ended October 31, 2014, as the Financial Highlights table does not include Acquired Fund Fees and Expenses.

***	Gross expense ratio is from the Fund's prospectus dated February 28, 2014.

Thoughts on Recent Fund Performance
The Fund returned +6.38% for the year ended October 31, 2014, trailing the fully invested equity benchmarks that we provide for comparison purposes.

Prior to discussing some of the specific factors related to the Fund’s rather sluggish performance over the one-year period ending October, it may be helpful to once again remind our investors that the Centaur Total Return Fund strategy is a value-oriented and risk-averse strategy designed specifically NOT to mimic any benchmark index. Further, we do not attempt to maximize short-term returns but instead look to generate satisfactory total returns over a full market cycle without risking significant losses. We target our strategy to those investors that are looking for something between fixed income and equity risk profiles. Nevertheless, it is our hope that over a full market cycle we can deliver close to full equity market returns despite our defensive bias. From the Fund’s inception in March of 2005, our risk-averse approach has actually done a little better than most broad market indices, largely due to its performance during the volatile 2008-2009 period.

Annual Report | October 31, 2014	1

Centaur Total Return Fund	Shareholder Letter
October 31, 2014

It must be said, however, that the Fund has lagged a strongly rising market since early 2013. Not coincidentally, it was beginning in the early part of 2013 that we have found it increasingly difficult to identify stocks that meet our criteria for both safety and value, while we have continued our historical practice of disciplined selling when our investments reach prices that we believe fully reflect the underlying business value. As a result the Fund’s cash has continued to average roughly 30% of the portfolio’s asset value for much of the last 18 months. In a falling market this cash has the potential to be a strategic tool of great value; in a rising market cash is an anchor on performance.

In addition, in the last year we believe investors have been crowding into the large-capitalization, dividend-paying US stocks such as those represented by the S&P500 index. The result of this herding behavior into what is a relatively narrow group of securities (though one that represents a large percentage of the market capitalization of all US stocks) is that prices have become very unattractive and dividend yields have become compressed, at least relative to prices at which the Fund has historically made investments. This has made it difficult for us to justify new investments in larger-cap US stocks. As a result, many of the Fund’s more recent investments have been in the stocks of smaller companies, while at the same time we have been selling some of our larger-cap names. This has changed the market cap profile of the Fund’s portfolio somewhat over the last year in favor of a small cap bias. Mutual fund research provider Morningstar recently pegged the Fund’s investment style as “small cap / core value” based on the statistical characteristics of the underlying securities held in the Fund. This shift in our exposure has not paid off in the short term, as small cap stocks have not performed as well as large cap stocks over the last year. For example, the Russell 2000 index of small cap stocks returned 8.6% in the one-year period ending October 31, 2014, and most of that performance came in the last two months of 2013. On a year-to-date basis from January 1, 2014 to October 31, 2014, the Russell 2000 produced a total return of just 1.9% (source: Russell Investment website). Our recent preference for smaller-capitalization stocks and the holding of significant cash balances largely explains the Fund’s performance relative to the large cap benchmarks over the year just ended.

It is important that we reiterate that we purchase securities based on a combination of value, safety, and whenever possible, attractive levels of current income. We also like to pair attractively valued stocks with covered call options when doing so can augment the Fund’s current income and allow us to put additional capital to work, but we have found that premiums available for selling covered call options have also become relatively unattractive and not reflective of the potential for market volatility. As in our securities buying, we also want to make sure that we are paid adequately for the risks we take; this is even more important when selling covered calls as doing so limits potential upside while exposing us to the full downside in any given security for the duration of the option period. What is just as important to understand is what the strategy is not, which is focused on how our Fund looks from a “style box” standpoint, and whether or not we look good at any given short-term juncture in the market cycle. This can cause the Fund’s performance to diverge widely from any given benchmark for a time, and it can also cause the underlying “style box” definition for the Fund as reported by industry sources to change over time depending on the opportunities that we are seeing.

The benefit of our strategy is that it allows us to invest in our best ideas, whatever those happen to be. The portfolio’s recent tilt in favor of small cap stocks does not express any inherent bias we have in favor of stocks of smaller companies, merely the result of where we have recently been identifying actionable ideas. The Fund’s heavy cash position doesn’t reflect a lack of enthusiasm on our part for buying stocks, merely the inability to find enough stocks that meet our stated criteria for value and safety right now. Holding cash can seem like a very poor choice in the near term when stocks have done well recently, but having cash to invest when a truly compelling opportunity presents itself can have tremendous value. Patience has served us well in the past, but has recently caused the Fund’s performance to look poor on a relative basis versus fully-invested indices that care little for valuation or risk.

Be Fearful When Others Are Greedy
Like many practitioners of value investing, we take much of our philosophical foundation from Warren Buffett, who has demonstrated by virtue of his impressive track record the benefits of having available cash to deploy aggressively when markets are in distress. One of Buffett’s most famous quotes about his investing style is his statement that “we simply attempt to be fearful when others are greedy and to be greedy when others are fearful.” We believe there is a lot of wisdom in this simple notion, and we also attempt to follow this approach by investing aggressively when stock prices reflect fear and uncertainty. At the other end of the spectrum, we work to maintain our discipline by treading carefully when we perceive that stocks are priced as if the future holds nothing but blue skies and rainbows.

As we wrote in last year’s annual letter in our section on market cycles and opportunity sets, we mentioned that stock returns for any given strategy are best evaluated over a full market cycle. As we wrote last year, market cycles can be defined in one of two ways: from a market bottom to the next peak and then to the next bottom (for example, the market lows from March 2003 to the market lows of March 2009) or from a market top through the decline to the next market top (for example, from the market high of March 2000 to the market high of October 2007). However one chooses to measure it, there are positive (bull market) and negative (bear market) sides to the cycle. Recent history has made it all too clear that the negative parts of the cycle can easily erase all the gains achieved in the positive side of the cycle. Unfortunately, we don’t believe it is possible to predict the exact timing of the various points in the cycle, nor to accurately forecast the direction of the market in the short term. We do believe, however, that one can identify the hallmarks of an expensive market typical of the late stages of the cycle. It is also usually not hard to detect the fear, loathing, and cheap prices that typically accompanies the bottom portion of the cycle and enables the beginning of a new bull market.

2	www.centaurmutualfunds.com

Centaur Total Return Fund	Shareholder Letter
October 31, 2014

Without making any prediction about future stock prices, we do believe that we are in the portion of the market cycle that would at the very least argue for heightened vigilance and risk aversion. Stock prices are very expensive by any historical standard, economic growth is fairly muted, and the world seems to contain more than its usual quota of macro-economic and political risk factors. We are also observing many of the signs of speculative excess that typically mark the later stages of a bull market. We have seen all these things before, though the details vary somewhat in each cycle.

Every bull market has its own rationale for why stocks should stay at a permanently high level and arguments against any revision to a historical mean. The bull market of the late 1990s was driven by the excitement of the internet and mobile communications and what appeared to be permanently higher economic growth levels. This rationale did not prevent a massive correction that saw the NASDAQ Composite index drop 80% from peak-to-trough over the next three years, and as of this writing the index remains below the all-time high price set in March of 2000. Similarly, the strong stock market performance leading up to the 2008 credit crisis was driven by excess debt that ultimately could not be supported by underlying asset value. While the S&P500 Index has now recovered its losses from the March 2009 lows and has established a series of new all-time highs here in late 2014, many investors suffered during the crisis and those that did not or could not stay invested may have experienced permanent losses.

The rationale for today’s high stock prices is that they are a natural function of a permanently low level of interest rates and that future macro-economic challenges will continue to be successfully managed by enlightened global central bank policy. With bond yields extremely low, we believe that many investors feel no choice but to move further down the risk spectrum in search of better returns, driving a certain amount of incremental demand for stocks perceived to offer attractive dividends and stable earnings. We also believe that many investors value stocks relative to the yields on bonds, which theoretically justifies considerably higher prices for stocks in an environment of low interest rates. For many international investors, the US stock market may also represent a safe haven or a way to gain exposure to the relative resilience of the American economy, which has been performing better than those of most other developed markets.

We don’t have enough confidence to make a prediction that future interest rates will always be at today’s low levels, and we believe that our strategy dictates that we not accept excessive risk on that basis. We have chosen not to vary our historical valuation criteria to be more in line with current thinking, having learned that being enticed into buying expensive securities for whatever reason tends to lead ultimately to loss of capital. We understand that our emphasis on protecting capital first and foremost puts us at risk of short-term underperformance, and we accept that as an occasional and unpleasant reality of the business that we are in. As another value investor once said, “We’d rather lose our clients than lose our client’s money.”

Annual Report | October 31, 2014	3

Centaur Total Return Fund	Shareholder Letter
October 31, 2014

Portfolio Update
As of October 31, 2014 the Centaur Total Return Fund was approximately 71.3% invested in equities, warrants, convertible bonds, and preferred stock spread across 27 holdings, offset by covered call liabilities equal to approximately 0.02% of the Fund’s assets. Cash and money market funds represented approximately 27% of the Fund’s assets. The top ten investments represented approximately 41% of Fund assets.

As of October 31, 2014 our top 10 positions were as follows:

Position	% of Fund Assets
Alleghany Corp.	5.65%
Kulicke & Soffa Industries, Inc.	5.35%
Berkshire Hathaway, Inc., Class B	4.65%
Tetra Tech, Inc.	4.45%
Rock-Tenn Co., Class A	3.82%
EMC Corp.	3.81%
Bayerische Motoren Werke AG	3.54%
Tetragon Financial Group, Ltd.	3.45%
eBay, Inc.	3.20%
Perry Ellis International, Inc.	3.17%
TOTAL	41.09%

Please refer to the Schedule of Investments section of the Annual Report for a complete listing of the Fund holdings and the amount each represents of the portfolio. Holdings are subject to change without notice.

Commentary on Fund Holdings
We will highlight some of the Fund’s recent portfolio holdings in this letter, though with the disclaimer that the Fund’s holdings can and do change in accordance with market prices and with new information.

The Fund is invested in long-dated, in-the-money warrants of two large U.S. banks (JPMorgan Chase and PNC Financial Services Group) where we paid very little time premium and have leveraged exposure to future stock price increases. These instruments give us over 12% effective market exposure with a capital outlay of approximately 4% of the Fund’s assets. In a conservative base-case scenario, we believe that a 40% cumulative increase in the underlying stock prices over the remaining life of the warrants can result in a 2X to 2.5X return on the Fund’s investment. The warrants obviously have leveraged exposure to the downside as well, but the Fund’s losses cannot exceed our total investment, and we deem it unlikely that both stocks would suffer a setback sufficient to cause the warrants to expire worthless during our expected holding period. We have not been advocates of investing in banks in the past, but we believe these two banks to be financially sound, solidly profitable, and reasonably priced. Further, it is our view that the warrant instruments offer a far superior proposition on a risk-adjusted basis than owning economically equivalent positions in the common shares.

The Fund also holds significant investments in each of Berkshire Hathaway and Alleghany, both of which are companies that we feel capable of growing per-share business value at a decent clip in today’s challenging economy. Alleghany is an insurance holding company with a history of strong risk-adjusted performance and intelligent capital allocation. Alleghany trades at a slight discount to our estimate of year-end book value, despite a long record of value creation for shareholders and its collection of excellent businesses. Berkshire Hathaway has been a strong recent performer for the Fund, but continues to trade at a reasonable price relative to its business value, which continues to grow at a surprising clip for such a large and diversified company. Both of these companies feature management teams that have proven the ability to understand and manage risk, and both have strong balance sheets capable of taking advantage of market weakness. Both companies also came out of the 2008-2009 bear market far stronger than when they entered it, demonstrating that they are built to not only withstand but to exploit tough times. These are qualities that we are very much attracted to in the current environment.

As always, we would like to thank our investors for your continued trust and confidence in the Centaur Total Return Fund.

Zeke Ashton
Portfolio Manager, Centaur Total Return Fund

4	www.centaurmutualfunds.com

Centaur Total Return Fund	Performance Update
October 31, 2014

Growth of $10,000 Investment (Unaudited)

For the period from March 16, 2005 (Date of Initial Public Investment) to October 31, 2014

Performance Returns for the year ended October 31, 2014

Average Annual Total Returns	One Year	Five Year	Since Inception*	Gross Expense Ratio**
Centaur Total Return Fund	6.38%	12.89%	9.82%	2.28%

Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
Centaur Total Return Fund	146.48%	$24,648
S&P 500® Total Return Index	107.75%	$20,775
Dow Jones U.S. Select Dividend Total Return Index	95.56%	$19,556

This graph assumes an initial $10,000 investment at March 16, 2005 (Date of Initial Public Investment). The Fund charges a redemption fee of 2% of the amount redeemed on redemptions of fund shares occurring within one year following the issuance of such shares. All dividends and distributions are reinvested, if any. This graph depicts the performance of Centaur Total Return Fund (the “Fund”) versus the S&P 500 Total Return Index and the Dow Jones U.S. Select Dividend Total Return Index. It is important to note the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

*	The Fund’s inception date – March 16, 2005 (Date of Initial Public Investment).
**
The gross expense ratio shown is from the Fund’s prospectus dated February 28, 2014. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.centaurmutualfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends, if any.

Annual Report | October 31, 2014	5

Centaur Total Return Fund	Disclosure of Fund Expenses
October 31, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees for shares redeemed within one year and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expense Ratio(a)	Expense Paid During Period May 1, 2014 to October 31, 2014(b)
Actual	$1,000.00	$1,015.30	1.95%	$9.91
Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	1.95%	$9.91

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 365.

6	www.centaurmutualfunds.com

Centaur Total Return Fund	Schedule of Investments
October 31, 2014

	Shares	Value
COMMON STOCKS - 59.28%

Consumer Discretionary - 9.89%
Bravo Brio Restaurant Group, Inc.(a)	26,000	$360,620
Iconix Brand Group, Inc.(a)	27,500	1,100,275
Perry Ellis International, Inc.(a)	70,000	1,431,500
Target Corp.	20,000	1,236,400
VOXX International Corp.(a)	40,000	341,200
		4,469,995
Consumer Staples - 1.14%
Cott Corp.	85,000	515,950

Financials - 22.71%
Alleghany Corp.(a)	5,750	2,554,610
Berkshire Hathaway, Inc., Class B(a)	15,000	2,102,400
Brookfield Real Estate Services, Inc.	58,500	714,738
Capital Southwest Corp.	27,500	1,008,150
Charter Financial Corp.	45,000	510,300
Clifton Bancorp, Inc.	55,000	716,100
Fifth Street Finance Corp.	21,000	186,900
First American Financial Corp.	30,000	909,600
Tetragon Financial Group, Ltd.	150,000	1,560,000
		10,262,798
Health Care - 0.68%
CryoLife, Inc.(b)	30,000	307,800

Industrials - 6.99%
Tetra Tech, Inc.	75,000	2,010,750
Viad Corp.	45,000	1,147,950
		3,158,700
Information Technology - 14.05%
Blucora, Inc.(a)	45,000	762,750
eBay, Inc.(a)	27,500	1,443,750
EMC Corp.	60,000	1,723,800
Kulicke & Soffa Industries, Inc.(a)	167,500	2,415,350
		6,345,650
Materials - 3.82%
Rock-Tenn Co., Class A	33,750	1,726,312

Total Common Stocks (Cost $24,452,656)		26,787,205

PREFERRED STOCKS - 3.54%

Consumer Discretionary - 3.54%
Bayerische Motoren Werke AG	20,000	1,600,521

Total Preferred Stocks (Cost $1,516,006)		1,600,521

See Notes to Financial Statements.

Annual Report | October 31, 2014	7

Centaur Total Return Fund	Schedule of Investments
October 31, 2014

	Shares	Value
CLOSED-END FUNDS - 1.80%

Equity Funds - 1.80%
British Empire Securities and General Trust PLC	100,000	$811,844

Total Closed-End Funds (Cost $851,043)		811,844

	Principal Value	Value
CONVERTIBLE CORPORATE BONDS - 2.28%

Information Technology - 2.28%
Blucora, Inc., Senior Unsecured, 4.25%, 4/1/2019	$1,000,000	1,032,870

Total Convertible Corporate Bonds (Cost $1,125,922)		1,032,870

	Shares	Value
WARRANTS - 4.37%

Financials - 4.37%
JPMorgan Chase & Co., Strike Price: $42.39 per Bloomberg, Expires: 10/28/2018(a)	57,500	1,138,500
The PNC Financial Services Group, Inc., Strike Price: $67.33, Expires: 12/31/2018(a)	35,000	835,800

Total Warrants (Cost $1,819,089)		1,974,300

	Number of Contracts	Exercise Price	Expiration Date	Value
PURCHASED OPTIONS - 0.01%
Purchased Put Options - 0.01%
SPDR® S&P 500®(a)	125	$187.00	11/22/2014	2,750

Total Purchased Options (Cost $46,329)				2,750

SHORT TERM INVESTMENTS - 27.12%

Fidelity Institutional Money Market Fund - Government Portfolio, 0.010%(c)		12,255,327		12,255,327

Total Short Term Investments (Cost $12,255,327)				12,255,327

Total Value of Investments (Cost $42,066,372) - 98.40%				$44,464,817

Other Assets in Excess of Liabilities - 1.60%				721,339

Net Assets - 100.00%				$45,186,156

(a)	Non-income producing investment.
(b)	Portion of security is subject to call options written.
(c)	Represents 7 day effective yield.

See Notes to Financial Statements.

8	www.centaurmutualfunds.com

Centaur Total Return Fund	Schedule of Investments
October 31, 2014

	Number of Contracts	Exercise Price	Maturity Date	Value
WRITTEN CALL OPTIONS - 0.02%
CryoLife, Inc.	100	$10.00	1/17/2015	$(9,000)

Total Written Call Options (Premiums Received $8,416)				$(9,000)

Common Abbreviations:
AG	-	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
Ltd.	-	Limited.
PLC	-	Public Limited Company.

Summary of Investments
	% of Net Assets	Value
Common Stocks
Consumer Discretionary	9.89%	$4,469,995
Consumer Staples	1.14	515,950
Financials	22.71	10,262,798
Health Care	0.68	307,800
Industrials	6.99	3,158,700
Information Technology	14.05	6,345,650
Materials	3.82	1,726,312
Preferred Stocks	3.54	1,600,521
Closed-End Funds	1.80	811,844
Convertible Corporate Bonds	2.28	1,032,870
Warrants	4.37	1,974,300
Purchased Options	0.01	2,750
Short Term & Other Assets in Excess of Liabilities	28.72	12,976,666
Total	100.00%	$45,186,156

See Notes to Financial Statements.

Annual Report | October 31, 2014	9

Centaur Total Return Fund	Statement of Assets and Liabilities
October 31, 2014

Assets:
Investments, at cost	$42,066,372
Investments, at value	$44,464,817
Foreign cash, at value (Cost $4,902)	4,902
Receivables:
Investments sold	1,141,619
Fund shares sold	569
Dividends and interest	43,487
Other assets	4,477

Total Assets	45,659,871

Liabilities:
Call options written, at value (premiums received $8,416)	9,000
Payables:
Investments purchased	201,541
Fund shares repurchased	149,328
Accrued expenses:
Advisory fees	60,422
Custodian fees	2,468
Legal fees	2,000
Audit and tax preparation fees	14,000
Fund Administration fees	15,100
Transfer Agency Fees	9,871
Printing fees	8,593
Other expenses	1,392

Total Liabilities	473,715

Net Assets	$45,186,156

Net Assets Consist of:
Paid-in Capital	$39,740,436
Accumulated net investment loss	(125,852)
Accumulated net realized gain on investments, written options and foreign currency transactions	3,174,364
Net unrealized appreciation on investments, written options and foreign currency translations	2,397,208
Net Assets	$45,186,156
Shares Outstanding, no par value (unlimited authorized shares)	3,233,625
Net Asset Value, Offering Price and Redemption Price Per Share*	$13.97

*	Redemption price may differ from NAV if redemption fee is applied.

See Notes to Financial Statements.

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Centaur Total Return Fund	Statement of Operations
For the Year Ended October 31, 2014

Investment Income:
Interest	$11,103
Dividends	721,396
Foreign tax withheld	(23,957)
Total Investment Income	708,542

Expenses:
Advisory fees (note 3)	806,866
Administration fees	176,125
Transfer agent fees	76,693
Registration and filing administration fees	29,211
Custody fees	14,587
Legal fees	24,257
Audit and tax preparation fees	14,500
Printing expenses	16,664
Trustees' fees and expenses	8,700
Insurance expenses	18,985
Other operating expenses	3,816
Total Expenses	1,190,404
Expenses waived by Advisor (note 3)	(141,478)
Net Expenses	1,048,926

Net Investment Loss	(340,384)

Net Realized and Unrealized Gain (Loss) from Investments, Written Options and Foreign Currency:
Net realized gain (loss) from :
Investments	3,132,579
Written options	351,772
Foreign currency transactions	(9,346)
Net realized gain	3,475,005
Change in unrealized appreciation (depreciation) on:
Investments	(117,860)
Written options	152,712
Foreign currency translations	(659)
Net unrealized appreciation	34,193
Net Realized and Unrealized Gain on Investments, Written Options and Foreign Currency	3,509,198

Net Increase in Net Assets Resulting From Operations	$3,168,814

See Notes to Financial Statements.

Annual Report | October 31, 2014	11

Centaur Total Return Fund	Statement of Changes in Net Assets

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Operations:
Net investment loss	$(340,384)	$(499,212)
Net realized gain from investments, written options and foreign currency transactions	3,475,005	12,975,514
Change in unrealized appreciation on investments, written options and foreign currency translations	34,193	166,197
Net Increase in Net Assets Resulting from Operations	3,168,814	12,642,499

Distributions to Shareholders: (note 5)
Net investment income	(93,496)	(886,224)
Net realized gains on investments	(11,041,723)	(3,611,268)
Decrease in Net Assets Resulting from Distributions	(11,135,219)	(4,497,492)

Capital Share Transactions:
Shares sold	5,483,275	13,857,910
Redemption fees	49,924	41,298
Reinvested distributions	10,198,764	4,129,902
Shares redeemed	(28,048,567)	(23,476,322)
Decrease from Capital Share Transactions	(12,316,604)	(5,447,212)
Net Increase (Decrease) in Net Assets	(20,283,009)	2,697,795

Net Assets:
Beginning of year	65,469,165	62,771,370
End of year*	$45,186,156	$65,469,165

*Including Accumulated Net Investment Income (Loss)	$(125,852)	$28,935

Share Information:
Shares sold	383,714	932,867
Reinvested distributions	786,335	303,001
Shares redeemed	(2,036,227)	(1,600,090)
Net Decrease in Capital Shares	(866,178)	(364,222)
Shares Outstanding, Beginning of Year	4,099,803	4,464,025
Shares Outstanding, End of Year	3,233,625	4,099,803

See Notes to Financial Statements.

12	www.centaurmutualfunds.com

Centaur Total Return Fund	Financial Highlights
For a share outstanding during each of the years presented

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010

Net Asset Value, Beginning of Year	$15.97	$14.06	$13.13	$12.93	$10.41
Income from Investment Operations:
Net investment income (loss)	(0.12)	(0.12)	0.01	0.05 (a)	0.00 (b)
Net realized and unrealized gain on investments	0.90	3.12	1.20	0.26 (a)	2.50
Total from Investment Operations	0.78	3.00	1.21	0.31	2.50

Less Distributions:
From net investment income	(0.02)	(0.22)	(0.07)	(0.07)	–
From net realized gains on investments	(2.78)	(0.88)	(0.26)	(0.11)	–
Total Distributions	(2.80)	(1.10)	(0.33)	(0.18)	–

Paid in Capital:
Paid in capital (from redemption fees)	0.02	0.01	0.05	0.07	0.02
Total paid in capital	0.02	0.01	0.05	0.07	0.02

Net Asset Value, End of Year	$13.97	$15.97	$14.06	$13.13	$12.93

Total Return(c)	6.38%	22.74%	9.86%	2.93%	24.21%

Net Asset Value, End of Year (in thousands)	$45,186	$65,469	$62,771	$79,340	$34,462

Average Net Assets for the Year (in thousands)	$53,791	$63,690	$71,761	$72,885	$15,616

Ratio of Gross Expenses to Average Net Assets(d)	2.21%	2.15%	2.12%	2.05%	2.78%
Ratio of Net Expenses to Average Net Assets(d)	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.63%)	(0.78%)	0.24%	0.13%	0.09%

Portfolio Turnover Rate	135%	170%	91%	110%	89%

(a)
The amount shown for a share outstanding throughout the year may not correlate with the Statement of Operations for the year due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)	Actual amount is less than $0.01 per share.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).

See Notes to Financial Statements.

Annual Report | October 31, 2014	13

Centaur Total Return Fund	Notes to Financial Statements
October 31, 2014

1. ORGANIZATION

The Centaur Total Return Fund (the “Fund”), is an active investment portfolio of The Centaur Mutual Funds Trust, (the “Trust”) which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-ended management investment company. Prior to October 31, 2013, the Fund was known as The Tilson Dividend Fund and the Trust was known as The Tilson Investment Trust. The Fund is classified as non-diversified as defined in the 1940 Act.

The Fund commenced operations on March 16, 2005. The investment objective of the Fund is to seek maximum total return through a combination of capital appreciation and current income. The Fund invests in companies that the Advisor believes to be undervalued in their respective markets, but which also offer high dividend yields relative to the average yields of the broad market.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company for financial reporting purposes under GAAP.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates.

Investment Valuation
The Fund’s investments in securities are carried at fair value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Option Valuation
Exchange-listed options are valued at their last quoted sales price as reported on their primary exchange as of 4 p.m. Eastern Time (the “Valuation Time”). For purposes of determining the primary exchange for each exchange-traded portfolio option the following shall apply: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE shall be considered the primary exchange for such option, unless the Advisor instructs the Administrator in writing to use a different exchange as the primary exchange for such option; and (ii) if the option does not trade on the CBOE, the Advisor shall instruct the Administrator in writing as to the primary exchange for such option. Unlisted options for which market quotations are readily available are valued at the last quoted sales price at the Valuation Time. If an option is not traded on the valuation date, the option shall be priced at the mean of the last quoted bid and ask prices as of the Valuation Time. An option may be valued using Fair Valuation when (i) the option does not trade on the valuation date; and (ii) reliable last quoted bid and ask prices as of the Valuation Time are not readily available.

Fair Value Measurement
GAAP establishes a framework for measuring fair value and expands disclosure about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

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Centaur Total Return Fund	Notes to Financial Statements
October 31, 2014

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Fund to measure fair value during the fiscal year ended October 31, 2014 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2014:

Centaur Total Return Fund
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$26,787,205	$–	$–	$26,787,205
Preferred Stocks	1,600,521	–	–	1,600,521
Closed-End Funds	811,844	–	–	811,844
Convertible Corporate Bonds	–	1,032,870	–	1,032,870
Warrants	1,974,300	–	–	1,974,300
Purchased Options	2,750	–	–	2,750
Short Term Investments	12,255,327	–	–	12,255,327
Total	$43,431,947	$1,032,870	$–	$44,464,817
Other Financial Instruments
Liabilities
Written Options	$(9,000)	$–	$–	$(9,000)
Total	$(9,000)	$–	$–	$(9,000)

For the fiscal year ended October 31, 2014, there have been no significant changes to the Fund’s fair value methodologies. The Fund recognizes transfers between levels as of the end of the annual period in which the transfer occurred. During the fiscal year ended October 31, 2014, there were no transfers between Level 1, Level 2 and Level 3 for the Fund.

For fiscal year ended October 31, 2014, the Fund did not have investments with significant unobservable inputs (Level 3) used in determining fair value.

Underlying Investment In Other Investment Companies
The Fund currently seeks to achieve its investment objectives by investing a portion of its assets in Fidelity Institutional Money Market Fund. The Fund may redeem its investment from the Fidelity Institutional Money Market Fund at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Fidelity Institutional Money Market Fund. The financial statements of the Fidelity Institutional Money Market Fund, a series of the Fidelity Funds, including the portfolio of investments, are included in the Fidelity Institutional Money Market Fund’s NCSR filing dated May 28, 2014, available at www.sec.gov or can be found at www.fidelity.ca and should be read in conjunction with the Fund’s financial statements. As of October 31, 2014, the percentage of net assets invested in the Fidelity Institutional Money Market Fund was 27.12%.

Derivative Financial Instruments
The following discloses the Fund’s use of derivative instruments.

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivative contracts such as purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Annual Report | October 31, 2014	15

Centaur Total Return Fund	Notes to Financial Statements
October 31, 2014

Market Risk Factors: In pursuit of the investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Risk of Investing in Derivatives
The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per the investment objectives, but are the additional risks from investing in derivatives.

One example of these associated risks is liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Option Writing/Purchasing
The Fund may write or purchase option contracts to adjust risk and return of its overall investment positions. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to or subtracted from the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and from unexpected movements in security values. Written option activity for the fiscal year ended October 31, 2014 was as follows:

Centaur Total Return Fund Option Contracts Written for the fiscal year ended October 31, 2014	Contracts	Premiums Received
Options Outstanding, Beginning of Year	3,100	$463,629
Options written	5,762	874,708
Options expired	(100)	(8,846)
Options closed	(7,168)	(1,058,764)
Options exercised	(1,494)	(262,311)
Options Outstanding, End of the Year	100	$8,416

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Centaur Total Return Fund	Notes to Financial Statements
October 31, 2014

Statement of Assets and Liabilities – Fair Value of Derivative Instruments as of October 31, 2014(a):

Risk Exposure	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Equity Contracts (Warrants)	Investments, at Value	$1,974,300	N/A	N/A
Equity Contracts (Purchased Options Contracts)	Investments, at Value	2,750	N/A	N/A
Equity Contracts (Written Options Contracts)	N/A	N/A	Written call options, at value	$9,000
		$1,977,050		$9,000

(a)	For open derivative instruments as of October 31, 2014, see the Schedule of Investments, which is also indicative of the activity for the fiscal year ended October 31, 2014.

The effect of derivative instruments on the Statement of Operations for the fiscal year ended October 31, 2014:

Risk Exposure	Statement of Operations Location	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity Contracts (Warrants)	Net realized gain (loss) from: Investments/Change in unrealized appreciation (depreciation) on: Investments	$11,041	$155,342
Equity Contracts (Purchased Options Contracts)	Change in unrealized appreciation (depreciation) on: Investments	–	(43,579)
Equity Contracts (Written Options Contracts)	Net realized gain (loss) from: Written options/Change in unrealized appreciation (deprecation) on: Written options	351,772	152,712
Total		$362,813	$264,475

Foreign Currency Translation
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically for the Fund and general Trust expenses.

Annual Report | October 31, 2014	17

Centaur Total Return Fund	Notes to Financial Statements
October 31, 2014

Dividend Distributions
The Fund may declare and distribute dividends from net investment income (if any) at the end of each calendar quarter. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date.

Fees on Redemptions
The Fund charges a redemption fee of 2.00% on redemptions of Fund’s shares occurring within one year following the issuance of such shares. The redemption fee is not a fee to finance sales or sales promotion expenses, but is paid to the Fund to defray the costs of liquidating an investor and discouraging short-term trading of the Fund’s shares. No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares. The redemption fees charged for the fiscal year ended October 31, 2014 was $49,924.

Warrants
The Fund may invest in warrants. The Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and/or preferred stock. Warrants are derivatives that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment.

This leveraging increases an investor’s risk; however, in the event of a decline in the value of the underlying security, a complete loss of the amount invested in the warrant may result. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Federal Income Taxes
As of and during the fiscal year ended October 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

3. TRANSACTIONS WITH AFFILIATES

Advisor
Effective September 3, 2013, the Fund entered into an advisory agreement with Centaur Capital Partners, L.P. (the “Advisor”). The Fund pays the Advisor a monthly fee based upon the average daily net assets of the Fund and calculated at an annual rate of 1.50%. For the fiscal year ended October 31, 2014, the Advisor earned advisory fees of $806,866.

Effective September 3, 2013, the Advisor entered into a contractual agreement (“Expense Limit Agreement”) with the Fund through September 3, 2015, to waive a portion of its advisory fee and to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses, dividend expense on securities sold short, “acquired fund fees and expenses” and 12b-1 fees) do not exceed 1.95% of the average daily net assets of the Fund. For the fiscal year ended October 31, 2014, the Advisor waived/reimbursed expenses in the amount of $141,478.

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Centaur Total Return Fund	Notes to Financial Statements
October 31, 2014

Administrator
ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) serves as the Trust’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement (“Administration Agreement”) with the Trust which became effective as of September 30, 2011. As compensation for its services to the Trust, ALPS receives an annual administration fee based on the annual minimum fee of $170,000. The Administrator is also reimbursed by the Trust for certain out-of-pocket expenses. For the fiscal year ended October 31, 2014, the Administrator earned fees of $176,125.

Compliance Services
ALPS provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act. ALPS is compensated under the Administration Agreement for these services.

Transfer Agent
ALPS serves as transfer, dividend paying, and shareholder servicing agent for the Fund. ALPS is compensated based upon a $25,000 annual base fee and annually $9 per direct open account and $7 per open account through NSCC. The Transfer Agent is also reimbursed by the Fund for certain out-of-pocket expenses.

Distributor
ALPS Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor. The Distributor acts as an agent for the Fund and the distributor of its shares.

Certain officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term securities, are $50,388,199 and $68,853,590, respectively, for the year ended October 31, 2014.

5. FEDERAL INCOME TAXES

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management has reviewed the Fund’s tax positions to be taken on federal income tax returns for the open tax years of 2011, 2012 and 2013, and as of and during the fiscal year ended October 31, 2014, and has determined that the Fund does not have a liability for uncertain tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Permanent differences in book and tax accounting were reclassified. Those reclassifications relate primarily to differing book/tax treatment of net operating loss, gain on the sale of PFIC securities, and foreign currency transactions. For the fiscal year ended October 31, 2014, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

	Paid-in Capital	Accumulated Net Investment Loss	Accumulated Net Realized Gain on Investments
Centaur Total Return Fund	$0	$279,093	$(279,093)

Distributions paid during the fiscal years ended October 31, were characterized for tax purposes as follows:

	For the fiscal year ended	Ordinary Income	Long-Term Capital Gain
Centaur Total Return Fund	10/31/2014	$8,833,048	$2,302,171
Centaur Total Return Fund	10/31/2013	4,497,492	–

Annual Report | October 31, 2014	19

Centaur Total Return Fund	Notes to Financial Statements
October 31, 2014

As of October 31, 2014, the aggregate cost of investments, gross unrealized appreciation and net unrealized depreciation for Federal tax purposes was as follows:

	Cost of Investments for Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Centaur Total Return Fund	$42,278,891	2,640,078	$(454,152)	$2,185,926

As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital Gains	Other Accumulated Gain/Loss	Net Unrealized Appreciation on Investments, Derivatives and Foreign Currency	Total Distributable Earnings
Centaur Total Return Fund	$2,533,405	727,626	$–	$2,184,689	$5,445,720

The difference between book basis and tax basis net unrealized appreciation/(depreciation) is attributable to the deferral of losses from wash sales, and the mark to market of passive foreign investment companies.

As of October 31, 2014, the Fund had no accumulated capital loss carryforwards.

6. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The Fund expects the risk of loss to be remote.

7. TRUSTEE COMPENSATION

As of October 31, 2014 there were three Trustees, all of whom are not “interested persons (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). Each of the Independent Trustees receives a fee of $2,000 each year plus $500 per series of the Trust per meeting attended in person and $200 per series of the Trust per meeting attended by telephone. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

8. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements. This evaluation did not result in any subsequent events that require disclosure and/or adjustments.

20	www.centaurmutualfunds.com

Centaur Total Return Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders of Centaur Total Return Fund and the Board of Trustees of Centaur Mutual Funds Trust:

We have audited the accompanying statement of assets and liabilities of the Centaur Total Return Fund, a series of shares of the Centaur Mutual Funds Trust, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Centaur Total Return Fund as of October 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
December 23, 2014

Annual Report | October 31, 2014	21

Centaur Total Return Fund	Additional Information
October 31, 2014 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and are available, (1) without charge, upon request, by calling (1-888-484-5766) and (2) on the SEC’s website at http://ww.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov, or is available without charge, upon request, by calling the Funds at 1-888-484-5766. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330, (1-800-732-0330).

3. TAX INFORMATION:

The Centaur Total Return Fund designates 6.32% of the income dividends distributed between January 1, 2013 and December 31, 2013, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Centaur Total Return Fund designates 4.29% of the ordinary income dividends distributed between January 1, 2013 and December 31, 2013, as qualifying for the corporate dividends received deduction.

In early 2014, if applicable, shareholders of record should have received this information for the distributions paid to them by the Fund during the calendar year 2013 via Form 1099. The Fund will notify shareholders in early 2015 of amounts paid to them by the Fund, if any, during the calendar year 2014.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Centaur Total Return Fund designated $2,302,171 as long-term capital gain dividends.

22	www.centaurmutualfunds.com

Centaur Total Return Fund	Additional Information
October 31, 2014 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address, and Year of Birth*	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
James H. Speed, Jr., Y.O.B. 1953	Trustee and Chairman	Since 3/2009 (Chairman since 09/2012)	President and CEO of NC Mutual Life Insurance Company (insurance company) since May 2003; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	1
Independent Trustee of Hillman Capital Management Investment Trust for its one series, Brown Capital Management Funds for its three series, Starboard Investment Trust for its twenty-four series, and WST Investment Trust for its two series (all registered investment companies); Member of Board of Directors of NC Mutual Life Insurance Company; Member of Board of Directors of M&F Bancorp; Member of Board of Directors of Investors Title Company; previously, Independent Trustee of New Providence Investment Trust for its one series from 2009 to 2010 (registered investment company).

Jack E. Brinson**, Y.O.B. 1932	Trustee	Since 12/2004	Retired since 2000; Previously, President, Brinson Investment Co. (personal investments) and President, Brinson Chevrolet, Inc. (auto dealership).	1
Independent Trustee of DGHM Investment Trust for its two series, Gardner Lewis Investment Trust for its two series, Hillman Capital Management Investment Trust for its one series, and Brown Capital Management Funds for its three series; previously Starboard Investment Trust for its twenty-four series from 2009 to 2014 (all registered investment companies), and New Providence Investment Trust for its one series from 1999 to 2010 (a registered investment company).

Thomas G. Douglass, Y.O.B. 1956	Trustee	Since 09/2013	Principal, Douglass and Douglass, Attorneys	1	Independent Trustee of WST Investment Trust for its two series (all registered investment companies)

Annual Report | October 31, 2014	23

Centaur Total Return Fund	Additional Information
October 31, 2014 (Unaudited)

OTHER OFFICERS

Name, Address, and Year of Birth*	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Malcolm “Zeke” Ashton, Y.O.B. 1970	President (Principal Executive Officer)	Since 09/2013	Managing Partner, Centaur, since 2002.	n/a	n/a
Gennifer Ashton, Y.O.B. 1970	Treasurer (Principal Financial Officer)	Since 09/2013	Operations Manager, Centaur, since 2006.	n/a	n/a
Rick Schumacher, Y.O.B. 1963	Chief Compliance Officer	Since 09/2013	Consultant, Centaur, since September 2013; Consultant, T2 Partners Management LP, November 2011 to September 2013; Global Head of Product Management, Wall Street Systems, July 1991 to March 2012	n/a	n/a
Vilma Valdez, Y.O.B. 1977	Secretary	Since 09/2014	Associate Counsel, ALPS, since 2014; Associate Counsel, First Data Corporation 2012 to 2014; Legal Counsel, Invesco 2009 to 2011	n/a	n/a
Alan Gattis, Y.O.B. 1980	Assistant Treasurer	Since 09/2013	Fund Controller, ALPS, since 2011; Audit Manager, Spicer Jeffries LLP, 2009 to 2011; Auditor, PricewaterhouseCoopers LLP, 2004 to 2009.	n/a	n/a

*	The address of each Trustee and officer, unless otherwise indicated above, is c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203.
**
Jack E. Brinson resigned from the Trust’s Board of Trustees effective December 31, 2014. Mr. Brinson’s resignation was not due to any disagreement with the Trust on any matter relating to the Trust’s operations, policies, or procedures.

Additional information about members of the Board of Trustees and Officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-888-484-5766.

24	www.centaurmutualfunds.com

The Centaur Total Return Fund is distributed by ALPS Distributors, Inc.

Item 2.	Code of Ethics.

(a)
As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b)	Not applicable.

(c)	Not applicable to registrant.

(d)	Not applicable to registrant.

(e)	Not applicable to registrant.

(f)(1)	A copy of the code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer is filed pursuant to Item 12(a)(1) below.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the following member of the Board’s Audit Committee is an “audit committee financial expert,” and is “independent,” for purposes of this Item: James H. Speed, Jr.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees – Audit fees billed for the registrant for the fiscal years ended October 31, 2014 and October 31, 2013 were $12,000 and $12,000, respectively. These amounts represent aggregate fees billed by the Registrant’s independent accountant, BBD, LLP (“Accountant”), in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings for those fiscal years.

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended October 31, 2014 and October 31, 2013 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed for the fiscal years ended October 31, 2014 and October 31, 2013 were $2,000 and $2,000, respectively, for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning. These services were for the completion of the fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

(d)	All Other Fees – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1)
The Registrant’s Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the Registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the Registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
Non-Audit Fees – Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended October 31, 2014 and October 31, 2013 were $2,000 and $2,000, respectively. There were no fees billed by the Accountant for non-audit services rendered to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No changes to report.

Item 11.	Controls and Procedures.

(a)
The Registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))), are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Investment Company Act of 1940, as amended, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit EX-99.CODE ETH — Code of Ethics.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as exhibit EX-99.CERT.

(a)(3)	Not applicable.

(b)
A certification of the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as exhibit EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Centaur Mutual Funds Trust

By:	(Signature and Title)	/s/ M. Ezekial Ashton
M. Ezekial Ashton
Date:	December 30, 2014	President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	(Signature and Title)	/s/ M. Ezekial Ashton
M. Ezekial Ashton
Date:	December 30, 2014	President and Principal Executive Officer
Centaur Mutual Funds Trust

By:	(Signature and Title)	/s/ Gennifer Ashton
Gennifer Ashton
Date:	December 30, 2014	Treasurer and Principal Financial Officer
Centaur Mutual Funds Trust